                                                                       Exhibit 1

                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

     Agreement among Gary Bloom, Charles Cotton, Marco De Benedetti, Dr. Hermann Hauser, Professor Andrew Hopper, Martin K. Jackson, Peter T. Morris, Debajyoti Pal, Patrick Sayer, Andrew M. Vought, Giuseppe Zocco, Providence Investment Company Limited, Abacus Trustees (Jersey) Limited, Clarium Holdings Limited, Olivetti International S.A. Holding, Olivetti S.p.A., Susan S. Tai, David Y. Wong, The Grantor Retained Annuity Trust dated June 5, 2000 (Susan S. Tai, Trustee), The Grantor Retained Annuity Trust dated June 5, 2000 (David Y. Wong Trustee), and The Wong-Tai Trust 2000 dated September 14, 2000 in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, each of the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D with respect to the equity securities of Virata Corporation and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning any other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement in counterpart as of this 11th day of October 2001.



                                                          *
                                          ______________________________________
                                          Gary Bloom

                                                          *
                                          ______________________________________
                                          Charles Cotton

                                                          *
                                          ______________________________________
                                          Marco De Benedetti

                                                          *
                                          ______________________________________
                                          Dr. Hermann Hauser

                                                          *
                                       _________________________________________
                                       Professor Andrew Hopper

                                                          *
                                       _________________________________________
                                       Martin K. Jackson

                                                          *
                                       _________________________________________
                                       Peter T. Morris

                                                          *
                                       _________________________________________
                                       Debajyoti Pal

                                                          *
                                       _________________________________________
                                       Patrick Sayer

                                                          *
                                       _________________________________________
                                       Andrew M. Vought

                                                          *
                                       _________________________________________
                                       Giuseppe Zocco

                                       Clarium Holdings Limited

                                                          *
                                       _________________________________________
                                       Name:
                                       Title:

                                       Providence Investment Company Limited

                                                          *
                                       _________________________________________
                                       Name:
                                       Title:

                                       Abacus Trustees (Jersey) Limited

                                                          *
                                       _________________________________________
                                       Name:
                                       Title:

                                        Olivetti International S.A. Holding

                                                         *
                                        _____________________________________
                                        Name:
                                        Title:

                                        Olivetti S.p.A.

                                                         *
                                        _____________________________________
                                        By:
                                        Name:
                                        Title:

                                                         *
                                        _____________________________________
                                        Susan S. Tai


                                                         *
                                        _____________________________________
                                        David Y. Wong

                                        The Grantor Retained Annuity
                                        Trust dated June 5, 2000

                                                         *
                                        _____________________________________
                                        Name: Susan S. Tai
                                        Title: Trustee

                                        The Grantor Retained Annuity Trust as of
                                        June 5, 2000

                                                         *
                                        _____________________________________
                                        Name: David Y. Wong
                                        Title: Trustee

                                        The Wong-Tai Trust 2000
                                        dated September 14, 2000

                                                         *
                                        _____________________________________
                                        Name: Susan S. Tai
                                        Title: Trustee

                                                         *
                                        _____________________________________
                                        Name: David Y. Wong
                                        Title: Trustee


                                        /s/ Steven Moore
                                        _____________________________________
                                        Name: Steven Moore
                                        Title: Attorney-in-Fact


* Steven Moore, by signing his name hereto, does sign this document on behalf of the persons noted above, pursuant to a power of attorney duly executed by such persons and attached as Exhibit 4 hereto.